UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): August 21, 2007

                               S.Y. BANCORP, INC.

             (Exact name of registrant as specified in its charter)



         Kentucky                    1-13661                  61-1137529
         --------                    --------                 ----------
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
     incorporation or
       organization)


               1040 East Main Street, Louisville, Kentucky, 40206

                    (Address of principal executive offices)


                                 (502) 582-2571

              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On August 21, 2007, as part of the Company's currently authorized stock repurchase program, S.Y. Bancorp established a Rule 10b5-1 stock trading plan. Pursuant to this plan, a broker, on behalf of the Company, will repurchase up to 430,124 shares, the total number of shares that remain authorized under the Company's stock repurchase plan. From and including August 22, 2007, through July 31, 2008, the trading plan authorizes daily share repurchases up to the lesser of (a) 7,500 shares, (b) 25% of the Company's average daily trading volume for the prior four weeks, or (c) the limitations set by Exchange Act Rule 10b-18. The broker will have complete discretion to determine the dates of purchase during the plan period.
A press release announcing the Company's 10b5-1 trading plan is attached as
Exhibit 99.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        D.        Exhibits

                  99.1  Press Release dated August 22, 2007.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   August 22, 2007              S.Y. BANCORP, INC.

                                     By:   /s/ Nancy B. Davis
                                          -------------------------------
                                          Nancy B. Davis, Executive Vice
                                          President, Treasurer and Chief
                                          Financial Officer